EXHIBIT 99.7

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in registration statements on Form S-3 (333-107295 and 333-107296) and Form S-8 (333-60124, 333-60328, 333-74754, 333-74790, 333-86608, 333-86610, 333-86612, 333-98273, 333-101471, 333-101473, 333-106097 and 333-106098) of Reliant Energy, Inc. of our report dated March 5, 2004, except for note 24 and related reclassifications relating to discontinued operations, as to which date is November 18, 2004, appearing in this Current Report on Form 8-K of Reliant Energy, Inc. for the year ended December 31, 2003.

DELOITTE & TOUCHE LLP

Houston, Texas

November 18, 2004

1